                                                                   July 9, 2003

TO THE SHAREHOLDER:

For the quarter ended June 30, 2003, the Fund had a Net Asset Value of $22.43 per share. This represents a 4.3% increase from $21.50 per share at the end of the March 31, 2003 Fiscal Year. On June 30, 2003 the Fund's closing stock price on the New York Stock Exchange was $21.84 per share, representing a 2.6% discount to Net Asset Value per share.

The table below compares the performance of the Fund to the average of the 14 other closed-end bond funds with which we have historically compared ourselves:

   Total Return-Percentage Change (Annualized for periods longer than 1 year) in Net Asset Value Per Share with All Distributions Reinvested(1)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    10 Years      5 Years       2 Years       1 Year       Quarter
                                                                   to 6/30/03   to 6/30/03    to 6/30/03    to 6/30/03   to 6/30/03
-----------------------------------------------------------------------------------------------------------------------------------
1838 Bond Fund (2)                                                    7.55%        6.65%         11.40%       17.91%        6.01%
Average of 14 Other
 Closed-End Bond Funds (2)                                            7.16%        6.46%          9.45%       14.49%        5.87%
Salomon Bros. Bond Index (3)                                          8.66%        8.94%         15.31%       20.31%        5.67%


(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

At its June 2003 meeting, the Federal Reserve Bank lowered the Fed Funds rate to 1%. Since the end of the Fund's Fiscal Year on March 31, 2003, the yields on US Treasury 2-year notes have declined from 1.48% to 1.30%. The yields on 10-year notes and 30-year bonds have declined from 3.80% to 3.51% and from 4.82% to 4.56%, respectively. At this writing, the yield on the 2, 10 and 30-year Treasury issues have risen to 1.35%, 3.70% and 4.72%, respectively.

Fiscal policy has not been as supportive of lower rates as the budget deficit continues to grow, causing significant increases in financing by the Treasury. The Bond Market Association forecasts net Treasury financing for the current quarter to be 19% above last quarter and 134% above the year earlier quarter.

The Fund's performance has benefited from the overall decline in interest rates and the improvement in corporate yield spreads. The Fund will remain subject to trends in overall levels of interest rates and will continue to benefit from continued improvement in relative performance of corporate bonds.

Interest rates are at multi-decade lows. While rates have stayed at low levels for a relatively long time period and may stay low for an additional time, they will begin to rise at some point in time. The prospect of rising rates creates a dilemma for the Fund as the need to maintain income payout conflicts with a desire to protect asset values from declining as rates rise. Based upon the Treasury rates above, the yield on a 2-year note that should preserve principal in the event of rising rates is 3.37% less than the more volatile 30-year bond. Fund management will be examining strategies to preserve principal in the event of rising rates. The optimal strategy would entail material preservation of principal value at a minimal reduction in income. We can make no assurances that any strategy will be undertaken or if the strategy will be as successful as desired, and continued pressure on income will most likely result in lower dividend payments by the Fund.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:

--------------------------------------------------------------------------------
             Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------
                 U.S. Treasuries,
                    Agencies &                                   B and    Not
Period Ended        AAA Rated        AA     A      BBB     BB    Lower   Rated
--------------------------------------------------------------------------------
June 30, 2003          17.1%        4.6%   31.3%  36.5%   9.2%    1.1%    0.2%
March 31, 2003         17.3%        5.3%   28.7%  39.5%   7.6%    1.4%    0.2%
March 31, 2002         16.7%        4.4%   22.6%  53.6%   1.9%    0.6%    0.2%

Please refer to the Schedule of Investments in the financial statement for details concerning portfolio holdings. The increase in lower-rated holdings results from rating downgrades of existing holdings rather than from new purchases.

On June 19, 2003, the Board of Directors declared a dividend payment of $0.34 per share payable August 5, 2003 to shareholders of record on July 3, 2003.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe First Chicago, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723.


                                     Sincerely,

                                     /s/ John H. Donaldson

                                     John H. Donaldson, CFA
                                     President

SCHEDULE OF INVESTMENTS                                           June 30, 2003


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (94.19%)

AUTOMOBILES & RELATED (6.22%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB+         $1,000         $ 1,000,000     $ 1,460,198
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................    Baa1/BBB+         1,000           1,110,920       1,047,690
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BBB          1,560           1,544,202       1,587,632
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A3/BBB           1,000           1,008,749       1,026,102
                                                                                                        -----------     -----------
                                                                                                          4,663,871       5,121,622
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (10.56%)
Arizona Public Service Co., Bonds, 5.625%, 05/15/33 ................    Baa1/BBB          1,000             988,581         996,327
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................     B1/CCC+            500             488,105         370,000
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa2/BBB          1,800           1,674,738       1,889,991
Dominion Resources Inc., Bonds, 6.75%, 12/15/32 ....................    Baa1/BBB+         1,000             997,591       1,118,484
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,483,146       2,185,371
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         569,578
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,482         613,586
Old Dominion Electric Corp, 6.25%, 06/01/11, AMBAC .................     Aaa/AAA            500             500,495         572,596
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................     Caa1/B             500             540,121         386,875
                                                                                                        -----------     -----------
                                                                                                          7,671,259       8,702,808
                                                                                                        -----------     -----------
FINANCIAL (22.89%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,060,052       1,228,612
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A2/A-             500             497,770         586,420
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 ....      Aa2/A           2,000           2,011,287       2,358,394
FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26 ...........     A1/BBB+          2,000           1,994,159       2,361,096
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA          1,500           1,548,973       1,754,348
Household Finance Co., Notes, 6.75%, 05/15/11 ......................      A1/A            1,500           1,499,687       1,742,054
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,566,505       3,007,735
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,743         576,462
National Rural Utilities, Notes, 7.25%, 03/01/12 ...................      A2/A              500             549,406         598,687
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................     NR/BBB-          1,500           1,583,541       1,683,600
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB-           500             485,839         560,635
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,010,094       1,278,680
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A1/A+             500             497,643         571,832
                                                                                                        -----------     -----------
                                                                                                         15,803,699      18,308,555
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (18.69%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................     Ba1/BB+          2,000           1,999,785       2,125,076
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             435,700         575,006
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             993,161       1,179,047
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................     Ba3/BB+          1,000           1,037,154         990,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................      NR/A-           2,000           2,140,245       2,639,346
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,087       1,212,638
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             898,730         995,000
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............     Ba3/BB-          2,000           1,991,597       1,910,000
Starwood Hotels & Resorts, Notes, 7.875%, 05/01/12, 144A ...........     Ba1/BB+          1,000             995,307       1,095,000
Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06 ...................    Baa2/BBB-           500             515,707         555,737
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Ba2/BBB-            750             655,767         757,500
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,491,964       1,925,147
                                                                                                        -----------     -----------
                                                                                                         14,154,204      15,959,497
                                                                                                        -----------     -----------
OIL & GAS (11.78%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             523,615         643,898
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................     Caa1/B             500             504,883         462,500
ConocoPhillips, Gtd., 5.90%, 10/15/32 ..............................      A3/A-           1,000           1,024,120       1,073,046
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,208,664       1,276,553
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................     Aa3/AA           2,000           1,978,470       2,259,618
Transocean Sedco Forex, Notes, 7.50%, 04/15/31 .....................     Baa2/A-            500             497,745         615,750
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A-           2,539           2,641,757       3,371,792
                                                                                                        -----------     -----------
                                                                                                          8,379,254       9,703,157
                                                                                                        -----------     -----------


                                       3


SCHEDULE OF INVESTMENTS--continued                                June 30, 2003


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TELECOMMUNICATIONS & MULTIMEDIA (11.51%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................    Baa3/BBB           $1,000       $ 1,070,250     $ 1,151,075
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-           1,400         1,298,777       1,570,597
SBC Communications, Notes, 5.875%, 08/15/12 ........................      A1/A+               500           492,872         563,675
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+           3,000         3,144,781       3,792,105
Verizon Global FDG Corp., 7.75%, 12/01/30 ..........................      A2/A+             1,646         1,675,576       2,084,621
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ...........................      A3/A-               250           246,289         326,653
                                                                                                        -----------     -----------
                                                                                                          7,928,545       9,488,726
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (0.70%)
FNCX Pool #313411, 7.00%, 03/01/04 .................................      NR/NR                64            63,922          64,722
GNMA Pool #780374, 7.50%, 12/15/23 .................................      NR/NR               127           126,075         135,933
GNMA Pool #417239, 7.00%, 02/15/26 .................................      NR/NR               359           362,147         379,285
                                                                                                        -----------     -----------
                                                                                                            552,144         579,940
                                                                                                        -----------     -----------
U.S. GOVERNMENT & AGENCIES (11.84%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,719,922       1,914,186
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,032,763       5,567,858
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,013,842       1,462,266
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR               650           727,000         809,199
                                                                                                        -----------     -----------
                                                                                                          7,493,527       9,753,509
                                                                                                        -----------     -----------
TOTAL LONG TERM DEBT SECURITIES ....................................                                     66,646,503      77,617,814
                                                                                                        -----------     -----------
INVESTMENT COMPANIES (4.14%)                                                             Shares
                                                                                        ---------
High Yield Plus Fund ...............................................                       33,333           223,875         134,665
Evergreen Select Money Market - I Shares ...........................                    3,283,140         3,283,140       3,283,140
                                                                                                        -----------     -----------
                                                                                                          3,507,015       3,417,805
                                                                                                        -----------     -----------
TOTAL INVESTMENTS (98.33%) .........................................                                    $70,153,518      81,035,619
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (1.67%) ...............................                                                      1,371,858
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $82,407,477
                                                                                                                        ===========


144A-- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 4.98% of net assets.

Legend
------
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guranteed
Sr. - Senior
Sub. - Subordinated

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2003

Assets:
   Investment in securities, at value (amortized cost
     $70,153,518) (Note 1)........................................   $81,035,619
   Interest receivable ...........................................     1,447,202
   Dividends receivable ..........................................         1,167
   Other assets ..................................................        35,712
                                                                     -----------
    TOTAL ASSETS .................................................    82,519,700
                                                                     -----------
Liabilities:
   Due to Advisor ................................................        35,306
   Accrued expenses payable ......................................        76,917
                                                                     -----------
    TOTAL LIABILITIES ............................................       112,223
                                                                     -----------
Net assets: (equivalent to $22.43 per share based on 3,673,258
  shares of capital stock outstanding)............................   $82,407,477
                                                                     ===========
NET ASSETS consisted of:
   Par value .....................................................   $ 3,673,258
   Capital paid-in ...............................................    72,181,446
   Accumulated net investment income (loss) ......................      (666,827)
   Accumulated net realized loss on investments ..................    (3,662,501)
   Net unrealized appreciation on investments ....................    10,882,101
                                                                     -----------
                                                                     $82,407,477
                                                                     ===========

STATEMENT OF OPERATIONS (Unaudited)
For the three months ended June 30, 2003

Investment Income:
   Interest.........................................                  $1,313,914
   Dividends........................................                       3,333
                                                                      ----------
    Total Investment Income ........................                   1,317,247
                                                                      ----------
Expenses:
   Investment advisory fees (Note 4)................    $   113,328
   Transfer agent fees..............................         11,924
   NYSE fee.........................................          6,250
   Directors' fees..................................          7,273
   Audit fees.......................................          4,475
   State and local taxes............................          5,350
   Legal fees and expenses..........................          8,686
   Reports to shareholders..........................          5,685
   Custodian fees...................................          1,865
   Miscellaneous....................................         22,691
                                                        -----------
    Total Expenses .................................                     187,527
                                                                      ----------
     Net Investment Income .........................                   1,129,720
                                                                      ----------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions.....                     419,158
                                                                      ----------
   Unrealized appreciation of investments:
    Beginning of period ............................      7,747,406
    End of period ..................................     10,882,101
                                                        -----------
     Change in unrealized appreciation of
       investments..................................                   3,134,695
                                                                      ----------
       Net realized and unrealized gain of
         investments................................                   3,553,853
                                                                      ----------
Net increase in net assets resulting from
  operations........................................                  $4,683,573
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                  Three months
                                                      ended
                                                  June 30, 2003     Year ended
                                                   (Unaudited)    March 31, 2003
                                                  -------------   --------------
Increase (decrease) in net assets:

Operations:
   Net investment income......................     $ 1,129,720      $ 4,819,627
   Net realized gain (loss) from security
     transactions (Note 2)....................         419,158       (1,160,677)
   Change in unrealized appreciation of
     investments..............................       3,134,695        6,464,387
                                                   -----------      -----------
    Net increase in net assets resulting from
      operations..............................       4,683,573       10,123,337
                                                   -----------      -----------
Distributions:
   Dividends to shareholders from net
     investment income........................      (1,248,907)      (4,913,023)
   Distributions to shareholders from tax
     return of capital........................              --         (192,805)
                                                   -----------      -----------
    Total distributions to shareholders ......      (1,248,907)      (5,105,828)
                                                   -----------      -----------
   Increase net assets........................       3,434,666        5,017,509

Net Assets:
   Beginning of period........................      78,972,811       73,955,302
                                                   -----------      -----------
   End of period..............................     $82,407,477      $78,972,811
                                                   ===========      ===========


   The accompanying notes are an integral part of these financial statements.



================================================================================

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed Equiserve to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.

================================================================================

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                               Three months
                                                                  ended                       Year Ended March 31,
                                                              June 30, 2003   ---------------------------------------------------
                                                               (Unaudited)     2003       2002       2001       2000        1999
                                                              -------------   -------   -------    -------    ---------   -------
Per Share Operating Performance
Net asset value, beginning of period .......................     $ 21.50      $ 20.13   $ 20.95    $ 20.39    $   22.20   $ 22.70
                                                                 -------      -------   -------    -------    ---------   -------
 Net investment income(1)...................................        0.31         1.31      1.24       1.45         1.47      1.52
 Net realized and unrealized gain (loss) on
   investments(1)...........................................        0.96         1.45     (0.62)      0.56        (1.81)    (0.41)
                                                                 -------      -------   -------    -------    ---------   -------
Total from investment operations ...........................        1.27         2.76      0.62       2.01        (0.34)     1.11
                                                                 -------      -------   -------    -------    ---------   -------
Less distributions
 Dividends from net investment income ......................       (0.34)       (1.34)    (1.43)     (1.45)       (1.47)    (1.48)
 Distributions from net realized gain ......................          --           --        --         --           --     (0.13)
 Distributions from tax return of capital ..................          --        (0.05)    (0.01)        --           --        --
                                                                 -------      -------   -------    -------    ---------   -------
Total distributions ........................................       (0.34)       (1.39)    (1.44)     (1.45)       (1.47)    (1.61)
                                                                 -------      -------   -------    -------    ---------   -------
Net asset value, end of period .............................     $ 22.43      $ 21.50   $ 20.13    $ 20.95    $   20.39   $ 22.20
                                                                 =======      =======   =======    =======    =========   =======
Per share market price, end of period ......................     $ 21.84      $ 20.65   $ 19.34    $ 19.27    $   16.88   $ 20.69
                                                                 =======      =======   =======    =======    =========   =======
Total Investment Return
 Based on market value .....................................       7.49%       14.55%     7.96%     23.91%     (11.67)%     7.28%

Ratios/Supplemental Data
Net assets, end of period (in 000's) .......................     $82,407      $78,973   $73,955    $76,970    $  74,892   $81,559
 Ratio of expenses to average net assets ...................       0.88%        0.91%     0.86%      0.91%        0.88%     0.77%
 Ratio of net investment income to average
   net assets(1)............................................       5.75%        6.39%     6.73%      7.20%        7.09%     6.70%
 Portfolio turnover rate ...................................       3.24%       12.27%    10.87%     12.39%       10.21%    17.89%
Number of shares outstanding at the end of the period
  (in 000's)................................................       3,673        3,673     3,673      3,673        3,673     3,673


(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.



   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At June 30, 2003, there were no securities valued by the Board of Directors.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders and Book/Tax Differences -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distributions during the three months ended June 30, 2003 were characterized as follows for tax purposes:

              Ordinary Income    Capital Gain    Total Distribution
              ---------------    ------------    ------------------
                $1,248,907            --             $1,248,907


     At March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                    Accumulated                      Accumulated
               Ordinary Income (Loss)            Capital Gain (Loss)
               ----------------------            -------------------
                    $   --                           $(3,916,396)


     As of March 31, 2003, the capital loss carryovers available to offset possible future capital gains were as follows:

                      Amount                       Expiration Date
                     --------                      ---------------
                    $ 159,409                         3/31/2008
                    1,389,196                         3/31/2009
                      974,596                         3/31/2010
                    1,393,195                         3/31/2011

     Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2003, the Fund elected to defer losses occurring between November 1, 2002 and March 31, 2003 in the amount of $165,263.

     At June 30, 2003, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

           Aggregate    Net Unrealized    Gross Unrealized   Gross Unrealized
           Tax Cost      Appreciation       Appreciation       Depreciation
          -----------   --------------    ----------------   ----------------
          $70,741,872     $10,293,747       $11,204,029         $(910,282)

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the three month period ended June 30, 2003:

                                                              Proceeds
                                                Cost of      from Sales
                                               Purchases    or Maturities
                                              ----------    -------------
      U.S. Government Securities              $       --     $  437,026
      Other Investment Securities              2,512,255      3,321,975

Note 3 -- Capital Stock -- At June 30, 2003, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the three months ended June 30, 2003, the Fund issued no shares under this Plan.

NOTICE TO SHAREHOLDERS (Unaudited)

The Annual Meeting of the Shareholders of the 1838 Bond-Debenture Trading Fund was held on Wednesday, June 18, 2003 at 9:00 a.m. Five Directors were elected by a vote of shareholders to serve as members of the Board of the Fund until the next Annual Meeting of Shareholders or until the election and qualification of their successors. The results of the shareholder vote were as follows:

                                                             Percentage For
        Candidate for Director         For      Withheld    of Shares Voted
        ----------------------      ---------   --------    ---------------
        W. Thacher Brown            3,176,488     27,388         99.1%
        John Gilray Christy         3,172,972     30,904         99.0%
        John H. Donaldson           2,965,230    238,646         92.6%
        Morris Lloyd, Jr.           3,169,426     34,450         98.9%
        J. Lawrence Shane           3,168,782     35,094         98.9%

DIVIDEND REINVESTMENT PLAN (Unaudited)

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.


================================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, Equiserve,
        P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723

================================================================================

             DIRECTORS
       --------------------
         W. THACHER BROWN
        JOHN GILRAY CHRISTY
         JOHN H. DONALDSON
         MORRIS LLOYD, JR.
         J. LAWRENCE SHANE

             OFFICERS
       --------------------
         JOHN H. DONALDSON
             President
        ANNA M. BENCROWSKY
          Vice President
           and Secretary
         CLIFFORD D. CORSO
          Vice President

        INVESTMENT ADVISOR
       --------------------
   1838 INVESTMENT ADVISORS, LLC                             1838
    2701 RENAISSANCE BOULEVARD
           FOURTH FLOOR                          BOND--DEBENTURE TRADING FUND
     KING OF PRUSSIA, PA 19406                       --------------------
                                                  2701 RENAISSANCE BOULEVARD
             CUSTODIAN                                   FOURTH FLOOR
       --------------------                        KING OF PRUSSIA, PA 19406
      WACHOVIA NATIONAL BANK
        123 S. BROAD STREET                            [GRAPHIC OMITTED]
      PHILADELPHIA, PA 19103
                                                       Quarterly Report
          TRANSFER AGENT                                 June 30, 2003
       --------------------
             EQUISERVE
          P.O. BOX 43069
     PROVIDENCE, RI 02940-3069
           781-575-2723

              COUNSEL
       --------------------
        PEPPER HAMILTON LLP
       3000 TWO LOGAN SQUARE
     EIGHTEENTH & arch streets
      Philadelphia, PA 19103

             AUDITORS
       --------------------
       TAIT, WELLER & BAKER
        1818 MARKET STREET
            SUITE 2400
      PHILADELPHIA, PA 19103